SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 12, 2004

COSTCO WHOLESALE CORPORATION.
(Exact name of registrant as specified in its charter)

Washington	0-20355	91-1223280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Lake Drive Issaquah, WA	98027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(425) 313-8100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 12, 2004, the Board of Directors of the Company elected Susan Decker to the Board to fill a newly-created vacancy. Decker is the chief financial officer and executive vice president of finance and administration for Yahoo! Inc. Prior to joining Yahoo! in June 2000, Decker was with Donaldson, Lufkin & Jenrette for fourteen years in equity research, most recently serving as the global director of equity research. The Board expects to decide on committee assignments for Decker by the time of the board meeting held in conjunction with the annual meeting of shareholders on January 27, 2005.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Issaquah, State of Washington, on October 13, 2004.

COSTCO WHOLESALE CORPORATION

By:	/s/ Richard A. Galanti
Richard A. Galanti
Executive Vice President
Chief Financial Officer

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